Equinox EquityHedge U.S. Strategy Fund (the “Fund”)

of Equinox Funds Trust (the “Trust”)

Class A Shares: EEHAX

Class I Shares: EEHIX

Class C Shares: EEHCX

Supplement dated March 23, 2018 to Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated November 1, 2017 as amended from time to time.

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with such documents.

Closing Class C Shares and Converting to Class A Shares

The Board of Trustees of the Trust, based on the recommendation of the Fund’s investment adviser, Equinox Institutional Asset Management, LP (the “Adviser”), has approved the conversion of all Class C shares of the Fund to Class A shares in order to streamline the share class offerings of the Fund.

Effective March 23, 2018, Class C shares of the Fund will no longer be available for purchase. The Fund will convert its Class C shares into Class A shares of the Fund on or around April 9, 2018 (“Conversion Date”). Prior to the Conversion Date, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus. For shareholders planning on redeeming Class C shares prior to the conversion date, the Adviser will waive the 1.00% CDSC on the Class C shares.

If shares are not redeemed prior to the Conversion Date, shareholders owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.

Tax Considerations:   This automatic class conversion is not expected to be a taxable event for you and should not create a gain or loss for affected shareholders. However, we recommend that you consult with your tax advisor about how this transaction may affect you.

Please see the Prospectus and SAI for more information about the fees and expenses associated with Class A shares.

Investors should retain this Supplement for future reference.